PERSPECTIVE THERAPEUTICS

Corporate Presentation

January 2024

NYSE: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company's product candidates; the potential functionality, capabilities and benefits of the Company's product candidates; the potential size of the commercial market for the Company's product candidates; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the Company's ability to continue as a going concern, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company's product candidates; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth and successfully integrate its businesses; whether the Company can maintain its key employees; whether there is sufficient training and use of the Company's products and product candidates; the market acceptance and recognition of the Company's products and product candidates; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Transition Report on Form 10-KT and the Company's most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

Investment Highlights

Platform radiopharmaceutical company targeting **pan-cancer opportunities** utilizing 2nd generation α-emitter

Proprietary chelator-based peptide targeting platform provides engine for pipeline expansion

Robust clinical pipeline with focused two clinical-stage programs. VMT-α-NET – First in human trial ongoing for neuroendocrine tumors. VMT01 – Targeting the melanocortin 1 receptor (MC1R) for melanoma

Theranostic ^{203}Pb – ^{212}Pb dual isotope enables imaging and therapy, improving patient selection and outcomes

Multiple expected **near-term readouts and milestones** through to 2025

Vertically integrated in-house manufacturing of ^{212}Pb isotope supply simplifies manufacturing and can leverage existing radiopharmacy logistics for broad distribution

PERSPECTIVE THERAPEUTICS

Platform Expansion Engine

Two Lead Programs in Clinic and Broad Proprietary Pipeline

Program	Indication	Discovery	Human Clinical Imaging	First in Human Therapy	Phase 1/2	Phase 3
VMT-α-NET	Neuroendocrine cancer					
	Pheochromocytomas, paragangliomas					
	Small cell lung cancer					
VMT01	Melanoma *(MC1R)*					
VMT02 *(PET agent)*	Melanoma (imaging of MC1R)					
Program 3 *(Novel peptide)*	Multiple solid tumors					
Program 4 *(Novel small molecule)*	Prostate					
Program 5 *(Novel peptide)*	Prostate, Breast					
Other Programs	Solid and hematological tumors					

PERSPECTIVE THERAPEUTICS

Pipeline With Multiple Expected Near-Term Data Readouts

Pipeline										
Program	**Indication**	**Phase**	**4Q23A**	**1Q24E**	**2Q24E**	**3Q24E**	**4Q24E**	**1Q25E**	**2Q25E**	**3Q25E**
VMT-α-NET	Neuroendocrine Tumors	Phase 1/2a	Enrollment in Phase 1/2a dose escalation study ongoing							
				Phase 1 Dose Escalation in NETs preliminary readout					Dose Expansion Cohort in NETs preliminary readout	
				Therapy results 10 pts. compassionate use						
VMT01/VMT02	Metastatic Melanoma	Phase 1/2a	Enrollment in Phase 1/2a dose escalation study ongoing							
				Phase 1 Dose Escalation in Melanoma preliminary readout						
									IO Combo Expansion in Melanoma preliminary readout	
Various Developmental Programs	Multiple Solid Tumors	Pre-Clinical		Pipeline Expansion with Imaging Data			Preliminary Therapy – solid tumors			
	Prostate Cancer					Pipeline Expansion with Imaging Data			Preliminary Therapy – solid tumors	
	Breast Cancer									
	Melanoma							Pipeline Expansion with Imaging Data		

PERSPECTIVE THERAPEUTICS

Management Team

Deep Experience in Radiopharmaceuticals and Oncology Drug Development



Thijs Spoor
Chief Executive Officer

20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Markus Puhlmann, MD MBA
Chief Medical Officer

20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Michael Schultz, PHD
Chief Science Officer

20+ years industry and research experience in radiopharmaceuticals; inventor of Perspective radiopharmaceutical products



Jonathan Hunt
Chief Financial Officer

20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries



Frances Johnson, MD
Chief Innovation Officer

20+ years in clinical trials execution, managing academic research programs, and start-up of CareDx, Inc.



Amos Hedt
Chief Business Strategy Officer

20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

PERSPECTIVE THERAPEUTICS

Radiopharmaceuticals are a Pillar of Oncology Treatment

Unique Mechanism of Action Offers Pan-Cancer Opportunities

Molecularly Targeted Radiation	Radioligands can precisely deliver radiation directly to cancer cells reducing off-target effects Proven pillar of cancer treatment **Perspective's platform technology is optimized for greater efficacy and fewer side effects**
Optimized Patient Selection	Molecular imaging companion diagnostics enable visualization of the therapeutic target Enables the selection of patients who may best respond to therapy **Perspective's elementally matched isotopes are paired for imaging and therapy**
Monotherapy Activity and Combination Synergies	Ability for both monotherapy and combination treatments Potential synergies with DNA damage response and immune checkpoint inhibitors **Perspective's targeted alpha therapy delivers potent and immunostimulatory radiation to tumor**
Outpatient Friendly	Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals Treatments are easily-accessible globally with several hundred therapeutic locations in the U.S alone **Perspective's short half-life isotopes simplify patient administration and waste management**
Unique Business Opportunity	Radiopharmaceutical theranostic product development is highly-specialized and technical Greater expertise needed than for standard medicines potentially creating higher barriers to entry **Perspective develops patent-protected best-in-class intellectual property**

Perspective's Radiopharmaceutical Optimization Process

Unique Mechanism of Action Offers Pan-Cancer Opportunities



Targeting Peptide

Engineered for cancer-specific receptors to ensure highly directed uptake

Isotope

^{203}Pb for SPECT imaging

or

^{212}Pb for alpha particle therapy

Linker

Selected to assist peptide binding and optimize clearance from blood and healthy tissues

Chelator

Perspective's proprietary platform technology enabling stable radiolabeling with Pb isotopes

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

Alpha Particles Provide Numerous Benefits Over Currently Used Beta Particle Radiotherapies

- With a much higher atomic mass, **alpha (α)** particles generate more energy and travel a shorter distance compared to beta (β) particles, making them more cytotoxic, while reducing their off-targeting effects on healthy tissue
- Alpha radiation causes direct lethal double-stranded DNA breaks, vs indirect single-stranded breaks in beta (β) radiation
- Cell death expected – NO resistance
- Greater therapeutic efficacy expected to improve outcomes with better safety

	Lead (^{212}Pb)	Iodine (^{131}I)	Lutetium (^{177}Lu)	Actinium (^{225}Ac)	Implication[1]
Emission Profile	Alpha	Beta	Beta	Alpha	Potent
Half Life	0.46 days	8 days	6.7 days	10 days	High dose-rate
Off Target Toxicity Risk	Low	Very high	Low	High	Best
Supply	High	High	Low	Low	Abundant
Cost of Production	Low	Low	High	High	High margin

[1]Company estimates and assumptions based on current literature and known physical constants

PERSPECTIVE THERAPEUTICS

Chelator Optimized for $^{212/203}Pb$

Perspective's Enabling Technology for Pb-based Radiopharmaceuticals

DOTA


NET 2-
$^{203}Pb^{2+}$

TCMC


NET 2+
$^{203}Pb^{2+}$

PSC[1]


NET 0
$^{203}Pb^{2+}$

Commercially Available — Proprietary Perspective IP

Perspective's Proprietary Chelator:

- Designed specifically for Pb isotopes
- Optimized for rapid renal clearance through neutralized formal charge
- Improves radiolabeling, receptor binding & internalization
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

1-"Pb-Specific Chelator"; 2Mirzadeh et al., Radiochimica Acta, 1993

Pb-based Theranostics Enable Both Diagnosis and Targeted Treatment of Cancer

Identical Distribution of ^{203}Pb and ^{212}Pb for Imaging and Treatment, Respectively



Imaging
Cancer Cell
203Pb
Patient selection
Dosimetry: T1/2 = 52 h
24 hours
T
K
Targeting ligand
Linker
203Pb can be used to establish 212Pb pharmacokinetics
212Pb
Matches peptide PK
Dosimetry: T1/2 = 11 h
Therapeutic

PERSPECTIVE THERAPEUTICS

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

VMT-α-Net Currently in Phase1/2a Studies: Key Facts



Targeting somatostatin receptor type 2 (SSTR2) for the imaging and treatment of neuroendocrine tumors

Initiated first-in-human imaging (2021) & therapy (2022) under compassionate use

Fast Track Designation for first line therapy received October 2022

Therapeutic Trial in first line setting currently recruiting under open IND

US Phase 1 prospective dosimetry study in PRRT refractory patients recruiting at the University of Iowa

Image Panel: SPECT scan of NETs patient imaged with [^{203}Pb]VMT-α-NET

PERSPECTIVE THERAPEUTICS



SSTR2 is an Attractive Target for Identifying and Treating Tumors

Expressed Across Several Tumor Types

Neuroendocrine tumors (NETs)

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Neuroendocrine cells are found throughout the body
- Often grow in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix

---

SSTR2 is expressed widely in various tumors

- Meningioma
- Pituitary adenomas
- Nasopharyngeal carcinoma
- Thyroid cancer
- Breast cancer
- Small cell lung cancers
- Merkel cell carcinoma
- Melanoma

PERSPECTIVE THERAPEUTICS

Superiority of Perspective's Platform Technology vs Generic Compounds

Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention in Preclinical Studies

Key Takeaways

- SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds
- 8-fold improved tumor uptake with decreased kidney retention



Tumor
Kidneys
Proprietary
^{203}Pb-VMT-α-NET
Generic
^{203}Pb-DOTATOC

PERSPECTIVE THERAPEUTICS

VMT-α-NET Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Efficacy with Single Dose or Multiple Administrations

Vehicle



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[²¹⁷Lu]DOTATATE (3 x 500 μCi)



Standard of Care
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[²¹²Pb]VMT-α-NET (1 x 120 μCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[²¹²Pb]VMT-α-NET (4 x 30 μCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

↑ Drug Administered

PERSPECTIVE THERAPEUTICS

^{203}Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties[1]

Rapid Tumor Targeting and Renal Clearance


1 hour

High Tumor Retention


21 hours

- Tumors visible within 1 hour indicates rapid binding to SSTR2 target
- High intensity above background implies excellent therapeutic window
- Unbound drug in bladder within 1 hour for excretion
- Low renal retention due to neutral charge on proprietary Pb-specific chelator

| [1]Muller et al., Clin. Nucl. Med. 2023

PERSPECTIVE THERAPEUTICS

^{212}Pb SPECT/CT Imaging Confirms VMT-α-NET Tumor Uptake

Diagnostic and Therapeutic Show Same Uptake and Retention Characteristics

^{203}Pb SPECT/CT Imaging[1]
Pt#001



1.5 hrs
SPECT/CT
22 hrs
SPECT/CT

^{212}Pb SPECT/CT Imaging[2]
Pt#009



2.5 hrs
SPECT/CT
19.5 hrs
SPECT/CT

- Both ^{203}Pb and ^{212}Pb can be imaged directly using SPECT
- SPECT/CT shows very rapid tumor uptake and retention of [^{212}Pb]VMT-α-NET
- After 24 hours more than 80% of alpha particles will be generated
- This high alpha dose rate is ideally matched to the biological clearance of the VMT-α-NET peptide

[1]Muller et al., Clin. Nucl. Med. 2023; [2]Michler et al., EJNMMI 2023

Significant Response After Single Dose, Almost Complete Response After 3 Doses

Metastatic NET Pancreas with Adrenal Crisis

Tumor Before Treatment	Tumor After 1 Dose	Tumor After 3 Doses
		
(S.ACTH)[1]– 790 pg/ml		S.ACTH – 96 pg/ml

[1] Serum Adrenocorticotropic Hormone



Treating Physician:
Dr. Ishita B Sen
Director & Head
Dept. of Nuclear Med.
& Molecular Imaging
Fortis Memorial Research
Institute, Gurgaon, India

Clinical Investigation of [^{212}Pb]VMT-α-NET in Metastatic SSTR2 Positive Patients

Interim Results as of September 28, 2023, for Ongoing Investigation in India

Current Status

- Patients with prior lines of therapy, late-stage, anatomically different NETs (mean age: 48 years; 4 females)
- 10 patients administered [^{212}Pb]VMT-α-NET
- 7/10 patients continuing on therapy
- 1 patient completed 4x treatments
- 2 patients discontinued due to progressive disease
- 25 total [^{212}Pb] VMT-α-NET doses administered to date

Response

- Response (radiological or biochemical) is seen in 8/10 patients
- Death: 1/10 (not drug related)
- Awaiting Evaluation: 1
- Quality of Life (EORTC QLQ–GLNET21 Score) trending positively

Safety

- No significant renal or hepatic function derangement to date
- Mild Adverse Effects:
  - Grade I Anemias
  - Alopecia
  - Fatigue – usually up to 1 week after administration
- 2 SAEs (unrelated to study drug):
  - Acute Cardiac Event in 25-year-old pNET patient (heavily pretreated)
  - Myelodysplastic Syndrome (MDS) in 79-year-old Medullary Thyroid Carcinoma patient (found positive for BCR-ABL gene)

Dr Dharmender Malik, Fortis Memorial research institute (FMRI), Gurugram, India. Presented at EANM 2023 - Interim Results

PERSPECTIVE THERAPEUTICS

High Partial Response Rate at Starting Dose in Patients with SSTR+, Late-Stage NETs

Interim Results as of September 28, 2023, for Ongoing Clinical Investigation Program in India



Prior PRRT[1]
Best Observed Response (Method)
P-NET[3]
Patient 1
PR[5] (RECIST)
P-NET
Patient 3
PR (RECIST)
GI-NET[4]
Patient 4
PR (RECIST)
Yes[2]
P-NET
Patient 7
PR (PERCIST)
Medullary Thyroid Carcinoma
Patient 8
uSD[6] (PERCIST)
Yes
GI-NET
Patient 9
uPR[7] (PERCIST)
Medullary Thyroid Carcinoma
Patient 2
Discontinued (unrelated SAE)
PR (RECIST)
Yes
P-NET
Patient 5
uPR (PERCIST)
GI-NET
Patient 10
NA
Yes
P-NET
Pt Death (unrelated)
Patient 6
PD[8]
0
4
8
12
16
20
24
28
32
36
40
Weeks
Partial Response
Stable Disease
Progressive Disease
Dose
Continuing

[1] 4 x [^{177}Lu]DOTATATE
[2] 4 x [^{177}Lu]DOTATATE plus 3 x [^{225}Ac]DOTATATE
[3] Pancreatic NET
[4] Gastro-intestinal NET

[5] Partial Response
[6] unconfirmed Stable Disease
[7] unconfirmed Partial Response
[8] Progressive Disease

PERSPECTIVE THERAPEUTICS

Trial Design: [^{212}Pb]VMT-α-NET mTPI-2[1] Phase 1/2a For Neuroendocrine Tumors

Primary Objective:	To determine the MTD/MFD of [^{212}Pb]VMT-α-NET (RP2D)
Population:	Escalation n ≈ 10-32 Expansion n ≈ 20 - 100 Unresectable or metastatic SSTR2-positive NETs PRRT naive
Design Methodology:	Bayesian mTPI2 based on iterative toxicity probability monitoring
Imaging:	FDA approved SSTR2 PET/CT
Therapeutic Dose:	2.5-10 mCi dose escalation with fixed dosing every 8 weeks for up to 4 cycles
Estimated Time to Primary Completion:	~18 months
Dosimetry:	To be assessed during screening for cohorts 1 & 2 using 5-7 mCi [^{203}Pb]VMT-α-NET

Escalation phase
n ≈ 10-32

Recruitment Complete
Cohort 1
[^{212}Pb]VMT-α-NET
n = 2 - 8 / 2.5 mCi x 4

Cohort 2
[^{212}Pb]VMT-α-NET
n = 2 - 8 / 5 mCi x 4

Cohort 3
[^{212}Pb]VMT-α-NET
n = 3 - 8 / 7.5 mCi x 4

Cohort 4
[^{212}Pb]VMT-α-NET
n = 3 - 8 / 10 mCi x 4

De-escalation possible for Cohort 2 – 4 including for intermediate doses

Recommended Phase 2 Dose

Expansion phase
n ≈ 20 - 100

Expansion Cohort
[^{212}Pb]VMT-α-NET
RP2D mCi x 4

Expansion into non-NET indications (eg SCLC) also possible

[1]mTPI-2: Modified toxicity probability index
https://clinicaltrials.gov/study/NCT05636618

PERSPECTIVE THERAPEUTICS

Melanoma Program: VMT01/02

Using the melanocortin receptor MC1R to target melanoma for imaging and therapy

VMT01 Currently In Phase1/2a Studies: Key Facts



Targeting melanocortin 1 receptor (MC1R)

Preclinical combination data (published) resulted in $2m NIH SBIR Grant

Results from completed Phase 1 imaging study presented in Q2 2023
Study was conducted at the Mayo Clinic Rochester

Open IND for Therapeutic Trial with first patient treated
Expected to Recieve Orphan Drug Designation and Fast Track Application

Image: Top panel - PET/CT cross section of a metastatic melanoma patient using FDG; middle panel - PET/CT of the same patient with VMT02; lower panel - SPECT/CT of same patient with VMT01

PERSPECTIVE THERAPEUTICS

Metastatic Melanoma



Brain
Lymph nodes
Lungs
Liver
Skin
(Primary)

[^{212}Pb]VMT01 target indication:

MC1R-positive melanoma

- **Projected market opportunity for melanoma of $8 billion+ in 2028**[1]
- **Significant unmet need in the U.S.:**
  - **~100K** new diagnoses annually[2]
  - **~8,000** people die from melanoma every year[2]
- Treatment depends on the stage of tumor
- Approaches may include surgery, radiation, chemotherapy and immunotherapy
- 5-year survival rate for metastatic melanoma is only 22.5%[3]

Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment

[1]https://www.marketdataforecast.com/market-reports/melanoma-therapeutics-market, [2]cancer.org, [3]curemelanoma.org

[^{68}Ga]VMT02 PET Imaging in Patient with MC1R Positive Metastatic Melanoma

Diagnostic Peptide Demonstrates Similar Uptake to FDG in Tumors

^{18}F-FDG (Standard of Care)



[^{68}Ga]VMT02



Patient information:

- Male, Asian, 33 years old
- [68Ga]VMT02: 7 mCi injection, 45 min post-injection imaging

Clinical Collaborator:

Xiaowei Ma, M.D., Ph.D.
Assoc. Prof. & Director
Department of Nuclear Med.
The Second Xiangya Hospital
Central South University
China



Combination Targeted Alpha Particle Therapy & Immunotherapy

Targeting MC1R Positive Melanoma

High intensity uptake of [^{203}Pb]VMT01 in esophageal metastatic site



[^{203}Pb]VMT01 SPECT/CT[1]

Combination with Standard of Care Immunotherapy

- Ionizing radiation is an inducer of immunogenic cell death[2]
- Due to their destructive nature, alpha particles are particularly good at generating neoantigens for immuno-sensitization[3]
- In melanoma, immune checkpoint inhibitors (ICIs) have revolutionized treatment, but the majority of patients are non-responsive[4]
- MC1R-targeted alpha particles might synergize with existing SoC ICIs

In melanoma, the combination of targeted alpha therapy and ICIs is very compelling

[1]TIMAR-1 Phase 1 imaging study conducted at the Mayo Clinic Rochester; [2]Maier et al., Int. J. Mol. Sci. 2016; [3] Pouget et al., Front. Med. 2021; [4]Sharma et al., Cell, 2017

[^{212}Pb]VMT01 in Combination Demonstrates Synergistic Responses

Multiple Melanoma Tumor Models Show Promise of Combining with Standard of Care

Key Takeaways

- High response rates in multiple tested models
- 43% complete and durable response if combined with immunotherapy in a model highly resistant to checkpoint inhibitors[1]
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival[1,2]



Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80 90
Days
Continuous Zelboraf

Immunodeficient human melanoma xenograft model – BRAF-positive

Single dose VMT01 + BRAFi vs. BRAFi alone

- Control
- BRAFi
- ^{212}Pb α-therapy + BRAFi



Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80
Days
43% Complete Responses

Immunocompetent mouse B16-F10 melanoma model

Dual ICI: (anti-CTLA4 + anti-PD1) vs. Single dose VMT01 + dual ICIs

- Control
- Dual ICIs
- ^{212}Pb α-therapy
- ^{212}Pb α-therapy + dual ICIs

| [1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021

PERSPECTIVE THERAPEUTICS

Trial Design: [^{212}Pb]VMT01-T101 mTPI1 Phase 1/2a For Metastatic Melanoma

Primary Objective:	To determine the MTD/MFD of [^{212}Pb]VMT01 (RP2D)
Population:	Screen ~120 subjects Enroll ~52 subjects Unresectable or metastatic MC1R-positive Melanoma
Design Methodology:	Bayesian mTPI2 based on iterative toxicity probability monitoring
Imaging:	[^{203}Pb]VMT01 SPEC/CT or [^{68}Ga]VMT02 PET/CT
Therapeutic Dose:	3 – 15 mCi dose escalation with fixed dosing every 8 weeks for up to 3 cycles
Estimated Time to Primary Completion:	~18 months
Dosimetry:	To be assessed using 15 - 25 mCi therapeutic surrogate [^{203}Pb]VMT01



Escalation phase
n ≈ 32
Recruitment Complete
Cohort 1
[212Pb]VMT01
n = 3 / 3 mCi x 4
Cohort 2
[212Pb]VMT01
n = 2 - 8 / 5 mCi x 3
Cohort 3
[212Pb]VMT01
n = 3 - 8 / 10 mCi x 3
Cohort 4
[212Pb]VMT01
n = 3 - 8 / 15 mCi x 3
De-escalation possible for Cohort 2 - 4 including for intermediate doses
Recommended Phase 2 Dose
Expansion phase
n ≈ 20
Expansion Cohort
[212Pb]VMT01
RP2D mCi x 3
Planned expansion into combination with immunotherapy

[1]mTPI-2: Modified toxicity probability index
https://clinicaltrials.gov/study/NCT05655312

PERSPECTIVE THERAPEUTICS

Manufacturing, Production and Logistics of ^{212}Pb-labeled Therapeutics

The Path to Commercial Supply

^{212}Pb is Plentiful, Storable, Scalable & Suitable for Distributed Logistics

The supply chain is lower-risk and more robust than other therapeutic isotopes

Isotope Source	Isotope Purification	Product Manufacturing
Naturally occurring in mining waste Also produced in industrial nuclear processes Can be made on demand if needed	Parent isotope Thorium-228 can be stored (2 yr half-life) ^{212}Pb purified from 228Th or 224Ra source in simple separation step	VMT-α-GEN ^{212}Pb generator technology scales for commercial production Extremely pure isotope allows straight forward manufacturing process
All other therapeutic isotopes require capital-intensive infrastructure manufacturing processes (irradiation)	**VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package**	**10.5 hr half life of ^{212}Pb allows for robust regional distribution of finished radiopharmaceuticals**

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

Isotope	Stage	Key points
^{228}Th Thorium 1.9 y	Plentiful Supply: Naturally occurring, or produced as a waste product	• Multiple global suppliers • 2 year half-life allows stockpiling
^{224}Ra Radium 3.6 d	Chemical Separation: Allows for Ra-based generators of ^{212}Pb	• Half-life allows global distribution • Weekly delivery of ^{224}Ra for daily ^{212}Pb
^{212}Pb Lead 10.6 h	Chemical Separation from ^{224}Ra: Isotope used for manufacturing finished product	• Regional finished product manufacture • Leverages existing networks for logistics
^{212}Bi Bismuth 61 m	High dose-rate alpha-emitting therapeutic isotope	• ^{212}Pb acts as *in vivo* "nanogenerator" of alphas • Perspective's chelator retains ^{212}Bi in drug

PERSPECTIVE THERAPEUTICS

^{212}Pb Supply via Reusable Desktop Isotope Generator



11"
5.7"

VMT-α-GEN

- Extensive feedstock from nuclear and mining waste material
- Long-term supply contract secured with US DOE
- On demand daily doses
  - Auto-regenerates overnight
  - ~1 week shelf life

Small, Elegant ^{212}Pb Isotope Generator

- Integrated lead shielded containment
- Simple inlet and outlet ports
- Radioactive feedstock for nearly 300 generators fits in a small vial

PERSPECTIVE THERAPEUTICS

Scalable Manufacturing and Distribution Logistics

Perspective's plan to flexibly scale manufacturing to commercial levels (100,000+ doses per year)



Generator Manufacturer
CDMO
Sites
Isotope
Synthesis & Dispensing
Logistics
Current Process
Generator manufactured and shipped to CDMO
Generator eluted for ^{212}Pb
Isotope
Scaled Commercial Process
Large generator sited in-house at CDMO
Generator eluted for ^{212}Pb
Radio-synthesis Module
Dispensing
Delivery
Administration
CDMO with in-house ^{212}Pb Generator
Sites

- Commercial supply will require the use of an isotope production system of larger scale than the current $^{224}Ra/^{212}Pb$ generators
- The current isotope separation process remains highly scalable with larger activity levels
- Regional CDMOs will have capabilities to expand capacity as needed as more ^{212}Pb products come on-line

PERSPECTIVE THERAPEUTICS

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th Thorium 1.9 y	• Central continental supply • Eluted weekly for ^{224}Ra
^{224}Ra Radium 3.6 d	• Distributed continentally • Eluted daily for ^{212}Pb
^{212}Pb Lead 10.6 h	• Daily manufacture of finished doses • Leverages existing networks for logistics
^{212}Bi Bismuth 61 m	• ^{212}Pb acts as *in vivo* "nanogenerator" of alphas



224Ra
212Bi

Infrastructure and Distribution Networks for Radiopharmaceuticals are Mature

Existing radiopharmacies have established logistics for distributed supply

Map of US Radiopharmacies[1]



- There were 40+ million diagnostic nuclear medicine procedures performed in the US in in 2022
- Multiple networks exist in a competitive environment of 300+ radiopharmacies
- Distribution logistics are mature and well-developed
- Many of these diagnostic products have much shorter half-lives than ^{212}Pb
- Radiopharmaceutical revenues are expected to reach between $14 and $33 billion by 2031, driven by therapeutics

The technology, infrastructure, logistics, market, clinical demand, and regulatory pathways for Perspective's products are mature/growing and will be ready for scaled commercial production and distribution of ^{212}Pb-based radiotherapeutics

[1] https://nuclear.pharmacy.purdue.edu/nukeinus

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

Limited number of sites allows for "network effect" to ensure robust supply chain

Location	Radius 11 hr – 400 miles
Coralville, IA	51 m
New York, NY	75 m
Los Angeles, CA	46 m
Austin, TX	32 m
Atlanta, GA	57 m
Central Florida, FL	25 m

Top 6 sites cover nearly 300 million people within a one half-life (11 hr) delivery radius[1]

Products can also be driven further or flown as necessary


Proposed or existing manufacturing facility

Circles represent distribution radii for facilities already producing Perspective products or **scheduled to produce within next 18 months**

[1] Company estimates

PERSPECTIVE THERAPEUTICS

Strong Intellectual Property Portfolio

Fully Licensed University/Perspective-owned IP

4 provisional patents

- Composition of Matter and Use radiometal separations technology, novel pan-cancer product , generator technologies (U.S., E.U., Australia)

3 non-provisional patent applications

- Composition of Matter and Use VMT-α-NET, chelator, and novel pan-cancer product (U.S., E.U., Australia)

2 issued patents - Expiry in 2037

- Composition of matter and use on melanoma targeting peptides (U.S.) including VMT01/02 and Pb-Specific-Chelator (PSC) (U.S., E.U., Australia)

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Potential for U.S. FDA Priority Review Voucher: VMT-α-NET is a candidate for pediatric neuroblastoma indication

Appendix

Our Mission

Targeting cancer from the inside out

We are developing game-changing ***Precision Medicine Therapeutics*** which harness the power of targeted ***Alpha-Particle Radiotherapies*** that make an impactful difference for cancer patients and the clinicians who treat them.

Who We Are

Perspective Therapeutics (NYSE:CATX) is a clinical stage **precision medicine company**, debuting as a public company in 2023.

With a broad pipeline and **two prioritized lead programs** in clinic, we are disrupting traditional radiation therapy treatment for cancer though developing a new class of ***image guided alpha-particle radiotherapies*** treatments for the most challenging cancers. With an initial focus on **neuroendocrine tumors (NETs)** and **metastatic melanoma**, we have a robust discovery platform to advance our pipeline into the clinic further.

Perspective's **personalized theranostic approach** arms physicians with companion imaging diagnostics, capturing personalized information about a patient's cancer in the process which can then be used to guide precise radiation therapy, killing cancers from the inside out.

Perspective's core technology hinges on **alpha (α) particle radiation** which deliver large amounts of radioactive energy very specifically to tumors, irreparably damaging DNA and reliably killing the targeted tumor cells.

We believe the use of alpha-particles provides numerous benefits over currently used beta-particle radiotherapies. Alpha-particles generate **more energy** and travel a shorter distance compared to beta-particles, making them **more cytotoxic**, while reducing their effects on healthy tissue.

α-Particles Have Superior Tumor Killing Properties vs. β-Particles

More Powerful Effects Than Approved β Therapy	Higher atomic mass Lethal double-stranded DNA breaks DNA repair mechanisms overwhelmed
Precision Delivery Provides Targeted Cell Destruction	Deposit energy over 3-5 cell diameters vs. beta particles (up to 200 cells)
Anti-Tumor Immune Response[1]	Evidence for antitumor response alone or in combination with immunotherapies Consistent with "Abscopal effect" observed with external beam radiation therapy


α
β
γ

α-particles are >7,000-fold greater in atomic mass

[1]Li et al., Cancers, Jul 22;13(15), 2021

PERSPECTIVE THERAPEUTICS

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

Greater Therapeutic Energy Expected to Improve Outcome with Better Safety



Alpha particle range (up to 3 cell diameters)
Beta range (up to 200 cell diameters)
Cell
α
β
Tumor Cells
Normal Tissue
Tumor
0.1mm
1mm
Healthy tissue
10mm

The destructive energy of an alpha particle is deposited within several cell diameters.
A beta particle spreads its lower energy over a longer range

Lead (Pb): The Ideal Theranostic Isotope

Ideal Theranostic Requirements	Solutions: $^{203/212}Pb$ & Perspective Chelator
Ideal agreement between imaging and therapeutic compounds	^{203}Pb and ^{212}Pb matched pair
Readily available isotope	Generator produced
Ideal chelator	Proprietary chelator carries 0 net charge
Rapid clearance from blood	Conjugation to small peptides
High tumor retention @24 hours	High and sustained binding
Short t-½ gives rapid effect while minimizing environmental impact	Low hospital and patient impact for radiation safety
No unsafe daughter isotopes	Decays to cold Pb

PERSPECTIVE THERAPEUTICS

Peptides are Ideal Ligands for Radiopharmaceutical Therapy

Monoclonal antibodies

Kinetics	
Tumor penetration:	Low
Clearance:	Hepatobiliary (liver)
Biological ½ Life	Long
Target affinity	High
Accumulation time:	Extended
Stability	Questionable

Production	
Manufacturing:	Complex biological
CoGs:	High



10 nanometers

mAb Size: 150 kDa



mAb Kinetics
Blood clearance: extended
Potential for toxicity
Tumor accumulation: extended
Injected Dose
Time

Peptides

Kinetics	
Tumor penetration:	High
Clearance:	Renal (kidneys)
Biological ½ Life	Short
Target affinity	High
Accumulation time:	Rapid
Stability	Excellent

Production	
Manufacturing:	Synthetic
CoGs:	Very low



10 nanometers

Peptide Size: 1.5 kDa



Peptide Kinetics
Blood clearance: rapid
Ensures efficacy
Tumor accumulation: rapid
Injected Dose
Time

PERSPECTIVE THERAPEUTICS

VMT-α-NET is Developed to Address the Unmet Need in NETs

Current Standard of Care limited to subset of NETs patients

Significant unmet need:

- ~**12K** new diagnoses annually in the US[1]
- ~**175,000+** people are living with this diagnosis in the US[1]

Market Opportunity

- Projected to be $2.9 billion+ in 2029[2]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[3]

NETTER-1 Study: Final overall survival[4]



¹⁷⁷Lu-Dotatate group
Control group
Overall survival (%)
100
80
60
40
20
0
Unstratified HR 0·84 (95% CI 0·60–1·17); log-rank (two-sided) p=0·30
0
12
24
36
48
60
72
84
96
Time since randomisation (months)

- Treatment depends on the type of tumor. Some approaches may include surgery, radiation, and chemotherapy
- Broad acknowledgment that targeted alpha therapies are needed to improve care[5]

[1]cancer.net; ; [2]www.futuremarketinsights.com/reports/neuroendocrine-carcinoma-market; [3]LUTATHERA PI; [4]Strosberg et al (2021); [5]Navalkissoor et al (2019)

PERSPECTIVE THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-Target Toxicity



Isotope Supply
Production
Therapy
225Ac Actinium 10 d
221Fr Francium 5 Min
217At Astatine 32 ms
213Bi Bismuth 46 m
209Tl Thallium 2 m
221Ra Radium 28 s
217Rn Radon 0.5 ms
213Po Polonium 4.3 μs
209Pb Lead 3.3 h
209Bi Bismuth 2×10^{19} y
205Tl Thallium stable
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds



221Fr
217At
213Bi
213Po



225Ac
R
NH
N
O
OH



Target Organs
α
α
β
α
Liver
Kidneys

Isotope: Decay chain – Product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of 225Ac build up fast



Ac-225 Decay and Daughter Ingrowth
Ac-225
Fr-221
At-217
Bi-213
Tl-209
Po-213
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0
1
2
3
4
5
6
Hours Post Purification
1 kBq ^{225}Ac starting dose size.
Dose Vial
α
^{225}Ac
T_0
Post Final
Purification
4 hours.
$^{213}Po^{2+}$
$^{213}Bi^{3+}$
$^{217}At^{-}$
$^{221}Fr^{+}$
^{225}Ac
T_4
4 h post
Radiolabeling
"Free" Radiometals:
^{213}Po → α
^{213}Bi → ß
^{217}At → α
^{221}Fr → α
Labeled
^{225}Ac → α

PERSPECTIVE THERAPEUTICS

^{212}Pb Isotope Decay Chain and Importance of the Pb-Specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
β
Therapy
212Bi
Bismuth
61 m
α
212Tl
Thallium
3 m
β
β
212Po
Polonium
0.1 μs
α
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



O
OH
N
N
N
N
212Bi
R
NH
O
NH2
O
OH

- Perspective's proprietary chelator retains 98% of ^{212}Bi after transition in drug formulation
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[1]

[1]Mirzadeh et al., Radiochimica Acta, 1993

PERSPECTIVE THERAPEUTICS



Geoffrey B. Johnson MD, PhD
Chair, Division of Nuclear Medicine

Chair, PET/MR R&D
Associate Professor Departments of Radiology and Immunology
Mayo Clinic – Rochester, MN



Yusuf Menda MD
Professor of Radiology

Chair, Division of Nuclear Medicine
Project Leader
Neuroendocrine Tumor SPORE
University of Iowa – Iowa City, IA



Vikas Prasad MD
Professor of Radiology

Associate Professor Radiology, Division of Nuclear Medicine
Washington University in St Louis – St Louis, MO



Zachary Morris, MD, PhD
Professor of Radiation Oncology

Associate Professor, Department of Human Oncology
The University of Wisconsin – Madison, WI

Appendix: VMT-α-NET

Additional Data from Clinical Investigation at Fortis Memorial Research Institute, Gurgaon, India

Significant Tumor Response After Two Doses

Patient 3: Metastatic NET Pancreas with Liver Metastases

MIP image Before Treatment




Department of Nuclear Medicine, Fortis Gurugram

Liver Metastases before treatment



Liver Metastases after treatment with two doses

MIP image After 2nd Treatment



PERSPECTIVE THERAPEUTICS

Reduction in Size of Necrotic Masses After 2 Doses

Patient 5: Pancreatic NET

Tumor Before Treatment

Tumor After Treatment



Favorable Safety and Tolerability Profile

Four Months Post-Treatment (5 Patients)

Hemoglobin Levels



HB IN GM/DL
14
12
10
8
6
4
2
0
1
2
3
4
TIME (MONTHS)

Total Leukocyte Count



TLC/UL
12000
10000
8000
6000
4000
2000
0
1
2
3
4
TIME (MONTHS)

Platelet Counts



PLATELET COUNT
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5
6
5
4
3
2
1
0
1
2
3
4
TIME (MONTHS)

Serum Creatinine



MG/DL
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5
1
0.8
0.6
0.4
0.2
0
1
2
3
4
TIME (MONTHS)

PERSPECTIVE THERAPEUTICS

Serious Adverse Event in Patient 2

Myelodysplastic syndrome (MDS) Unrelated to Study Drug



Pre-Therapy

Post-Therapy

Patient Profile

- 79 year-male
- Metastatic Medullary Carcinoma thyroid
- Disease progression of TKI's
- Received total 3 doses of [^{212}Pb]VMT-α-NET therapy at an interval of 8 weeks (Cumulative dose 9.6 mCi)
- Shows Partial response for disease till date.
- **Developed MDS on routine blood investigations**
- **Found positive for BCR-ABL gene**

No causal relationship could be established

Serious Adverse Event in Patient 6

Acute Cardiac Event Unrelated to Study Drug



Significant tumor burden

Patient Profile

- 25 year-male
- Metastatic NET-pancreas
- **Long-standing disease** (>6 years duration)
- **Heavily pre-treated** with Inj. Sandostatin and 4 cycles of ^{177}Lu-DOTATATE along with CAPTEM regimen
- **Received 1 dose of [^{212}Pb]VMT-α-NET therapy (3.5 mCi)**
- **Acute Cardiac Event** (Possible Carcinoid Heart Syndrome)
- Significant Tumor Burden - Possible Disease Progression

No causal relationship could be established

PERSPECTIVE THERAPEUTICS

PERSPECTIVE THERAPEUTICS

Appendix:
Manufacturing, Production and Logistics of ^{212}Pb-labeled Therapeutics

January 2024

NYSE: CATX

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th Thorium 1.9 y

Plentiful Supply: Naturally occurring, or produced as a waste product

- Multiple global suppliers including natural decay
- 2 year half-life allows stockpiling

^{224}Ra Radium 3.6 d

Chemical Separation: Allows for Ra-based generators of ^{212}Pb

- Half-life allows global distribution
- Weekly delivery of ^{224}Ra enables daily ^{212}Pb
- 3.6 day half-life allows local stockpiling

^{212}Pb Lead 10.6 h

Chemical Separation from ^{224}Ra: Isotope used for manufacturing finished product

- Regional finished product manufacturing
- Leverages existing networks for logistics

^{212}Bi Bismuth 61 m

High dose-rate alpha-emitting therapeutic isotope

- ^{212}Pb acts as *in vivo* "nanogenerator" of alphas
- Perspective's chelator retains ^{212}Bi in drug

Parent Isotope Source

Key Isotopes for Supply: ^{228}Th and ^{224}Ra



228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h
212Bi
Bismuth
61 m

^{228}Th half-life of 1.9 years allows long term storage and extraction of daughter ^{224}Ra



Th-228
Ra-224
100
90
80
70
50
40
30
20
10
0
73.4%
92.2%
96.6%
97.3%
0
7
14
21
28
35
Days

^{224}Ra grows in naturally (without irradiation) from ^{228}Th decay

- Perspective currently has a 10 year supply agreement with US Department of Energy
- Produced as a waste by-product from isotope ^{223}Ra (Xofigo) manufacture
- Irradiation to produce very large quantities (100s of Ci) in a high-flux reactor can be performed every 6-12 months in a single batch, or as needed
- 2 year half-life allows stockpiling and de-risks the supply chain
- 8+ suppliers identified across the globe

Flexible and Scalable Isotope Supply

^{224}Ra enables Regional Manufacturing Hubs



^{228}Th
Thorium
1.9 y
^{224}Ra
Radium
3.6 d
^{212}Pb
Lead
10.6 h
^{212}Bi
Bismuth
61 m

^{224}Ra half-life of 3.6 days allows weekly shipments to regional manufacturing sites



Radium-224
Lead-212
Radium-224 decay
($T_{1/2}$ = 3.6 days)
Lead-212 ingrowth
Elution
Radioactivity
100
90
80
70
60
50
40
20
10
0
0
1
2
3
4
5
Time (days)

^{212}Pb grows in naturally (without irradiation) from ^{224}Ra decay



- Perspective's proprietary VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package, simplifying supply
- VMT-α-GEN generator technology scales for commercial production
- Extremely pure isotope allows straight-forward production process
- Regional manufacturing sites will not require licenses for any long-lived isotopes, reducing costs and waste concerns
- Other ^{212}Pb production processes are possible

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th Thorium 1.9 y
- Central continental supply
- Eluted weekly for ^{224}Ra

^{224}Ra Radium 3.6 d
- Distributed continentally
- Eluted daily for ^{212}Pb

^{212}Pb Lead 10.6 h
- Daily manufacture of finished doses
- Leverages existing networks for logistics

^{212}Bi Bismuth 61 m
- ^{212}Pb acts as *in vivo* "nanogenerator" of alphas



224Ra
212Bi

As a Medical Isotope, ^{212}Pb is Plentiful, Storable, Scalable & Suitable for Distributed Logistics

The supply chain is lower-risk and more robust than other therapeutic isotopes

Isotope Source	Isotope Purification	Product Manufacturing
• Naturally occurring in mining waste • Also produced in industrial nuclear processes • Can be made on demand if needed	• Parent isotope Thorium-228 can be stored (2 yr half-life) • ^{212}Pb purified from ^{228}Th or ^{224}Ra source in simple separation step	• VMT-α-GEN ^{212}Pb generator technology scales for commercial production • Extremely pure isotope allows straight forward manufacturing process
		
All other therapeutic isotopes require capital-intensive infrastructure manufacturing processes (irradiation)	**VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package**	**10.5 hr half life of Pb-212 allows for robust regional distribution of finished radiopharmaceuticals**

Parent Isotope Source

Key Isotopes for Supply: Th-228 and Ra-224

- Storage of thorium-228 (half-life of 1.9 years) allows for "on-demand" purification of Ra-224 and Pb-212
- Multiple purification/production methods for Th-228 with different starting materials and processes, including Ra-228 generators (half-life 5.7 years)
- Ra-224 (half-life 3.6 days) allows for continental shipping of material to network of finished product manufacturing sites (CDMOs)
- A weekly supply of Ra-224 can be purified daily to produce batches of Pb-212



Th-228
Ra-224
% Radioactivity
Days
100
90
80
70
60
50
40
30
20
10
0
0
7
14
21
28
35
73.4%
92.2%
96.6%
97.3%

Ra-224 grows in naturally (without irradiation) from a Th-228 "source"



Radium-224
Lead-212
% Radioactivity
Time (days)
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
Lead-212 ingrowth
Elution
Radium-224 decay

Pb-212 grows in naturally (without irradiation) from a Ra-224 "source"

Parent Isotope Supply

Large quantities of precursor Th-228 available

- Thorium-228 is available as a natural isotope but is also produced as a waste product from the nuclear fuel cycle, and as a result of production of therapeutic isotope Ra-223 (marketed as Xofigo, Bayer)
- Both Ac-227 (the parent isotope of Ra-223) and Th-228 are created when DOE's ORNL irradiates radium-226 in the High Flux Isotope Reactor.[1]
- The DOE therefore has 10s of curies of Th-228 available in a highly purified form
- Perspective Therapeutics estimates that such current quantities would suffice for approximately 150,000+ patient doses per year
- Perspective has a long-term supply agreement with the DOE for supply of Th-228

The availability of parent isotope in large quantities significantly de-risks supply of Pb-212 as a therapeutic isotope.
In addition, it provides methodological flexibility for Pb-212, as there are many processes available for large-scale purification.

Natural decay, no input needed



Th
Th
Ac
Ra
Ra
Rn
Po
Po
Bi
Pb
Pb
Tl
Produced as a waste product, 10s of Ci available
Allows for Ra-based generators of Pb-212
Pb-212 sourced as an emanation product in some systems
Thorium
Actinium
Francium
Radon
Astatine
Polonium
Bismuth
Lead
Thallium

1. https://www.ornl.gov/news/thorium-228-supply-ripe-research-medical-applications

Pb-212 Isotope Purification

Multiple purification paths to Pb-212 available

Small scale

- Similar in size to Ga-68 generators
- Useful for preclinical R&D and clinical trials
- Nimble, portable supply available for either local or regional production
- Typically chromatography column based
- Using Ra-224 as parent
- Shelf life approx. 1-2 weeks
- 1-2 doses per batch per day

Examples:

- DOE
- VMT-α-GEN



Medium scale

- "Desktop" generators
- Useful for clinical trials & limited commercial production
- Non-portable, fixed location within hot cell in local production facility
- Gas-phase separation of the Rn-220
- Shelf life approx. 1 year
- 1-3 doses per batch per day

Examples:

- Advancell, others



Commercial scale

- Hot cell-sized generators
- For commercial production
- Non-portable, fixed location within hot cell in regional production facility
- Either chromatography or gas-phase separation using Th-228 source
- Permanent installation, topped up with Th-228 approx every 3 to 6 mo
- Questions about scalability and licensing

Examples:

- Multiple In development



The production of Pb-212 is inherently scalable to demand, flexible due to different purification schemes and cost-effective due to existing isotope availably. This contrasts with other alpha-emitting isotopes which require large infrastructure to produce and purify.

^{212}Pb Supply via Reusable Desktop Isotope Generator

VMT-α-GEN

- Extensive feedstock from nuclear and mining waste material
- Long-term supply contract secured with US DOE
- On demand daily doses
  - Auto-regenerates overnight
  - ~1 week shelf life


11"
5.7"

Small, Elegant ^{212}Pb Isotope Generator

- Integrated lead shielded containment
- Simple inlet and outlet ports
- Radioactive feedstock for nearly 300 generators fits in a small vial



Th-228 nitrate (12.5 mCi)
Photo Credit: Dr Andrew R. Burgoyne
Oak Ridge National Laboratory

Scalable Manufacturing and Distribution Logistics

Perspective's plan to flexibly scale manufacturing to commercial levels (100,000+ doses per year)



Generator Manufacturer
CDMO
Sites
Current Process
Isotope
Generator manufactured and shipped to CDMO
Generator eluted for ^{212}Pb
Scaled Commercial Process
Isotope
Large generator sited in-house at CDMO
Generator eluted for ^{212}Pb
Synthesis & Dispensing
Radio-synthesis Module
Dispensing
Logistics
Delivery
Administration
CDMO with in-house ^{212}Pb Generator
Sites

- Commercial supply will require the use of an isotope production system of larger scale than the current $^{224}Ra/^{212}Pb$ generators
- The current isotope separation process remains highly scalable with larger activity levels
- Regional CDMOs will have capabilities to expand capacity as needed as more ^{212}Pb products come on-line

Infrastructure and Distribution Networks for Radiopharmaceuticals are Mature

Existing radiopharmacies have established logistics for distributed supply

- There were 40+ million diagnostic nuclear medicine procedures performed in the US in in 2022
- Multiple networks exist in a competitive environment of 300+ radiopharmacies
- Distribution logistics are mature and well-developed
- Many of these diagnostic products have much shorter half-lives than ^{212}Pb
- Radiopharmaceutical revenues are expected to reach between $14 and $33 billion by 2031, driven by therapeutics

Map of US Radiopharmacies[1]



The technology, infrastructure, logistics, market, clinical demand, and regulatory pathways for Perspective's products are mature/growing and will be ready for scaled commercial production and distribution of ^{212}Pb-based radiotherapeutics

[1] https://nuclear.pharmacy.purdue.edu/nukeinus

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

Limited number of sites allows for "network effect" to ensure robust supply chain

Location	Radius 400 miles – population
Coralville, IA	51 million
New York, NY	75 million
Los Angeles, CA	46 million
Austin, TX	32 million
Atlanta, GA	57 million
Central Florida, FL	25 million

- Top 6 sites cover nearly 300 million people within a one half-life (11 hr) delivery radius[1]
- Products can also be driven further or flown as necessary


Proposed or existing manufacturing facility

Circles represent distribution radii for facilities already producing Perspective products or **expected to produce within next 18 months**

[1] Company estimates

Comparison to Existing Approaches

Isotope: Availability and scalability at Clinical Development Stages

Isotope Production methods

Large, centralized capital-intensive infrastructure such as reactors, cyclotrons, LINACs etc.

- Suitable for longer half-life isotopes (eg. Lu-177, I-131, Ac-225, Cu-64/67, Pb-203 etc.)
- Allows for national/international production, shipping of finished product
- Somewhat vulnerable as redundancy can be expensive
- Large capital investment required (subsidized by government currently)



Vs.

Generator-based supply that can be deployed locally or regionally (Portable or in-house permanent installation)

- Suitable for shorter half-life isotopes with appropriate decay schemes (eg. Tc-99m, Pb-212, Ga-68)
- Requires multiple manufacturing sites across a network & local/regional finished product
- Allows for flexibility and redundancy, improving reliability of patient dose supply

Can be scaled for multi-dose manufacture at regional CDMOs with permanent in-house Pb-212 generator: Perspective's approach for commercialization


3.5"
7.75"
or

Isotope and Finished Product Landscape: Commercial Supply

	Centralized Isotope and Manufacturing - Competitors	Cost	Pb-212-labeled Commercial Perspective Products
Parent Isotope Source	• Lu-177: Ytterbium-176 is expensive. Limited supply from Russian sources. Purification is a cumbersome process • Ac-225: Limited access to parent supplies such as Ra-226, U-233	High-mid vs Low	• Th-228 available in very plentiful, pure supply • Allows for stockpiling of precursor parent isotope
Isotope Production Method	• Multiple production methods available, some lead to contaminants • Typically requires dedicated nuclear reactors or large accelerators	High-mid vs Low	• No need for irradiation – Th-228 decays to Ra-224 and Pb-212
Purification of Isotope	• Extremely large hot cells required for initial separation • Can be off site at third parties in dedicated facilities	High vs Mid	• Occurs on-site prior to finished product within existing CDMO facilities (commercial)
Isotope Shipping	• Isotope frequently shipped to site for finished product manufacture	Mid vs Low	• Parent isotope at site already (commercial)
Finished Product Manufacturing	• Typically centralized at one large site	Similar (1 $$$ site vs multiple $)	• Distributed network of scalable regional manufacturing sites
Logistics	• Distributed nationally	Similar	• Distributed by regional facilities
Summary	Long supply chains, higher 3rd Party risk, complex processing, less redundancy, more labor and capital intensive, less environmentally friendly, not scalable to demand	Higher up front for centralized approach, but similar costs post finished product	Short supply chains, vertical integration of activities, simple processing, greater redundancy, less capital intensive, more environmentally friendly, scalable to demand

